Supplement to the
Fidelity® Magellan® Fund
May 29, 2005
Prospectus

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The following information replaces the biographical information for Robert Stansky found in the "Fund Management" section on page 21.

Harry Lange is vice president and manager of Magellan Fund, which he has managed since October 2005. Since joining Fidelity Investments in 1987, Mr. Lange has worked as a research analyst, portfolio manager and director of research.

MAG-05-02 November 9, 2005
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